Exhibit 21

TXU CORP.

SUBSIDIARY HIERARCHY
Effective December 31, 2006

State or Country of Incorporation
TXU Corp.	Texas
TXU US Holdings Company	Texas
TXU Fuel Company [1]	Texas
TXU Energy Holdings Company	Texas
TXU Enterprise Holdings Company LLC	Delaware
TXU Collin Company LLC	Delaware
TXU Valley Company LLC	Delaware
NCA Resources Investment Company LLC	Delaware
TXU Mineral Development Company II LP [2]	Texas
NCA Resources Management Company LLC	Delaware
NCA Resources Development Company LP [3]	Texas
TXU Mining Services Company	Delaware
TXU Power Services Company	Delaware
TXU Retail Services Company	Delaware
TXU Wholesale Services Company	Delaware
TXU Energy Company LLC [4]	Delaware
TXU Big Brown Management Company LLC	Delaware
TXU Big Brown Company LP [5]	Texas
TXU Big Brown Lignite Management Company LLC	Delaware
TXU Big Brown Lignite Company LP [6]	Texas
TXU DeCordova Management Company LLC	Delaware
TXU DeCordova Company LP [7]	Texas
TXU Tradinghouse Management Company LLC	Delaware
TXU Tradinghouse Company LP [8]	Texas
TXU Generation Management Company LLC	Delaware
TXU Generation Company LP [9]	Texas
Valley Power Company LLC	Texas
Fuelco LLC [10]	Delaware
TXU Renewables Investment Company LLC	Delaware
TXU Renewables Management Company LLC	Delaware
TXU Renewables Company LP [11]	Texas
TXU Generation Services Company	Texas
Oak Grove Management Company LLC	Delaware
TXU Energy Investment Company LLC	Delaware
TXU Energy Finance Company LLC	Delaware
TXU Mining Management Company LLC	Delaware
TXU Mining Company LP [12]	Texas
TXU Big Brown Mining Management Company LLC	Delaware
TXU Big Brown Mining Company LP [13]	Texas
Oak Grove Mining Company LLC	Texas
Oak Grove Power Company LLC	Texas
Lake Creek 3 Power Company LLC	Texas
Monticello 4 Power Company LLC	Texas
Martin Lake Power Company LLC	Texas
Morgan Creek Power Company LL	Texas

Big Brown 3 Power Company LLC	Texas
Tradinghouse 3 & 4 Power Company LLC	Texas
TXU SESCO Company LLC	Texas
TXU SESCO Energy Services Company	Texas
TXU Energy Retail Management Company LLC	Delaware
TXU Energy Retail Company LP [14]	Texas
TXU Portfolio Optimization Company LLC	Delaware
TXU Portfolio Management Company LP [15]	Texas
TXU Energy Trading (California) Company	Texas
TXU Energy Trading Canada Limited	Canada
TXU ET Services Company	Texas
TXU Energy Solutions Investment Company LLC	Delaware
TXU Energy Solutions Management Company LLC	Delaware
TXU Energy Solutions Company LP [16]	Texas
TXU Chilled Water Solutions Company	Texas
TXU SEM Company	Delaware
Wichita/Victory Ave. LLC	Texas
NCA Development Company LLC	Texas
TXU Development Holdings Company	Delaware
TXU Generation Development Company II LLC	Delaware
Hazlebrook Generation Company LLC	Delaware
Shamokin Generation Company LLC	Delaware
TXU Mineral Investment Company I LLC	Delaware
TXU Mineral Management Company I LLC	Delaware
TXU Mineral Development Company I LP [17]	Texas
TXU Generation Development Company LLC	Delaware
TXU Sandow Investment Company LLC	Delaware
TXU Sandow Management Company LLC	Delaware
TXU Sandow Development Company LP [18]	Texas
TXU US Holdings Investment Company LLC [19]	Delaware
TXU Electric Delivery Company	Texas
TXU Electric Delivery Transition Bond Company LLC	Delaware
TXU Electric Delivery Property Company LLC	Texas
TXU Utility Services Management Company LLC	Delaware
TXU Utility Services LP [20]	Texas
TXU Asset Services Company LLC	Delaware
TXU Asset Services Group Management Company LLC	Delaware
TXU Asset Services Group Investment Company LLC	Delaware
InfrastruX Energy Services Group LP [21]	Delaware
InfrastruX Energy Services BPL LP [22]	Delaware
InsfrastruX Energy Services Investment LLC	Delaware
InfrastruX Energy Services LP [23]	Delaware
TXU Receivables Company	Delaware
TXU Finance (No. 2) Holdings Company	Delaware
TXU Vermont Insurance Company	Vermont
TXU Business Services Company	Texas
TXU CG Management Company LLC	Texas
TXU CG Holdings Company LP	Texas
TXU Industries Company LLC	Delaware
TXU Properties Company	Texas

TXU Development Company	Texas
National Pipeline Company	Texas
TXU Holdings Company	Delaware
Communications License Holdings I, Inc.	Texas
TXU Investment Company	Texas
Pinnacle One GP, LLC [24]	Delaware
Pinnacle One Partners, L.P. [25]	Delaware
Pinnacle I, Inc.	Delaware
Basic Resources Inc.	Texas
TXU Australia (No. 2) Holdings Company	Delaware
Akard Street Holdings Company	Delaware
LSGT Investment Company LLC	Delaware
LSGT Management Company LLC	Texas
LSGT Gas Company LP [26]	Texas
LSGT Processing Company	Delaware
Lone Star Energy Services, Inc.	Texas
Oncor Utility Solutions (Texas) Company	Texas
Oncor Utility Solutions (North America) Company	Texas
ENS Holdings I, Inc.	Texas
ENS Holdings II, Inc.	Texas
ENS Holdings Limited Partnership [27]	Texas
LSGT SACROC, Inc. [28]	Texas
ECC Holdings, Inc	Nevada
Ebasco Services of Canada Limited	Canada
EECI, Inc.	Nevada
Enserch Finance N.V.	Netherlands Antilles
LSGT Finance (II), Inc.	Texas
LSGT House, Inc.	Texas
LSGT International Investments Limited	Delaware
Humphreys & Glasgow Limited	United Kingdom
Lavair Cogeneration Limited Partnership	Delaware
PDH I Holding Company, Inc.	Texas

Except as noted above, the voting stock of each subsidiary company and their subsidiaries and affiliates is wholly owned (100%) by its parent or a wholly-owned affiliate.

1	99.0% owned by TXU US Holdings Company, 1.0% owned by TXU Energy Holdings Company
2	99.5% owned by NCA Resources Investment Company LLC (limited partner) and 0.5% owned by TXU Enterprise Holdings Company LLC (general partner)
3	99.5% owned by NCA Resources Investment Company LLC (limited partner) and 0.5% owned by NCA Resources Management Company LLC (general partner)
4	99% owned by TXU US Holdings Company, 1% owned by TXU Energy Holdings Company
5	99.5% owned by TXU Energy Investment Company LLC (limited partner) and 0.5% owned by TXU Big Brown Management Company LLC (general partner)
6	99.5% owned by TXU Energy Investment Company LLC (limited partner) and 0.5% owned by TXU Big Brown Lignite Management Company LLC (general partner)
7	99.5% owned by TXU Energy Investment Company LLC (limited partner) and 0.5% owned by TXU DeCordova Management Company LLC (general partner)
8	99.5% owned by TXU Energy Investment Company LLC (limited partner) and 0.5% owned by TXU Tradinghouse Management Company LLC (general partner)
9	99.5% owned by TXU Energy Investment Company LLC (limited partner) and 0.5% owned by TXU Generation Management Company LLC (general partner)
10	92% membership interest owned by TXU Generation Company LP
11	99.5% owned by TXU Renewables Investment Company LLC (limited partner) and 0.5% owned by TXU Renewables Management Company LLC (general partner)
12	99.5% owned by TXU Energy Investment Company LLC (limited partner) and 0.5% owned by TXU Mining Management Company LLC (general partner)
13	99.5% owned by TXU Energy Investment Company LLC (limited partner) and 0.5% owned by TXU Big Brown Mining Management Company LLC (general partner)
14	99.5% owned by TXU Energy Investment Company LLC (limited partner) and 0.5% owned by TXU Energy Retail Management Company LLC (general partner)
15	99.5% owned by TXU Energy Investment Company LLC (limited partner) and 0.5% owned by TXU Portfolio Optimization Company LLC (general partner)
16	99.5% owned by TXU Energy Solutions Investment Company LLC (limited partner) and 0.5% owned by TXU Energy Solutions Management Company LLC (general partner)
17	99.5% owned by TXU Mineral Investment Company I LLC (limited partner) and 0.5% owned by TXU Mineral Management Company I LLC (general partner)
18	99.5% owned by TXU Sandow Investment Company LLC (limited partner) and 0.5% owned by TXU Sandow Management Company LLC (general partner)
19	100% ownership of Class B non-voting common stock of TXU US Holdings Company
20	99.5 % owned by TXU Utility Services Management Group LLC (limited partner) and 0.5% owned by TXU Corp (general partner)
21	49.75% owned by TXU Asset Services Group Investment Company LLC (a limited partner) and 0.25% owned by TXU Asset Services Group Management Company (a general partner)
22	99.5% owned by TXU Asset Services Group Investment Company LLC (limited partner) and 0.5% owned by TXU Asset Services Group Management Company (general partner)
23	99.5% owned by InfrastruX Energy Investment LLC (limited partner) and 0.5% owned by InfrastruX Energy Services Group LP (general partner)
24	90% owned by TXU Investment Company, 10% owned by TXU US Holdings Company
25	99.5% owned by TXU Investment Company (limited partner), 0.5% owned by Pinnacle One GP, LLC (general partner)
26	99.5% owned by LSGT Investment Company LLC (limited partner) and 0.5% owned by LSGT Management Company LLC (general partner)
27	1% owned by ENS Holdings I, Inc., 99% owned by ENS Holdings II, Inc.
28	.035% owned by ENS Holdings Limited Partnership, 99.65% owned by LSGT Finance (II), Inc.

Affiliates
State or County of Incorporation or Organization

InfrastruX Energy Services Group LP (1)		Delaware
ICMC Power Consortium Inc. (2)		New York
EIP Holdings LLC (c)		Delaware
Current Communications Group LLC (4)		Delaware

(1)	0.25% general partnership interest owned by TXU Asset Services Group Management Company LLC, 49.75% limited partnership interest owned by TXU Asset Services Group Investment Company LLC.
(2)	12.93% owned by TXU Development Company.
(3)	20% (2.5M) membership interest owned by TXU Portfolio Management Company LP.
(4)	25.874% membership interest owned by TXU Utility Services LP.